UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) November 10, 2005
Smith Micro Software, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-26536 (Commission File Number)	33-0029027 (IRS Employer Identification No.)

51 Columbia, Suite 200, Aliso Viejo, California (Address of principal executive offices)		92656 (Zip Code)
Registrant’s telephone number, including area code (949) 362-5800
None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 4d-2(b) under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02. Results of Operations and Financial Condition.
     On November 10, 2005, the Registrant issued a press release announcing its financial results for the quarter ended September 30, 2005. A copy of the press release is hereby furnished to the Commission as Exhibit 99.1 and incorporated by reference herein.
     In accordance with General Instruction B.2 of Form 8-K, the information in this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.
Item 9.01 Financial Statements and Exhibits.
9.01(c) Exhibits.

99.1	Press Release issued November 10, 2005, reporting Registrant’s financial results for the quarter ended September 30, 2005, furnished pursuant to Item 2.02.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMITH MICRO SOFTWARE, INC. (Registrant)
Date: November 10, 2005	By:	/s/ Andrew C. Schmidt
		Name:	Andrew C. Schmidt
		Title:	Chief Financial Officer

Index to Exhibits

Exhibit
Number	Description
99.1	Press Release issued November 10, 2005.

4